UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001643550

Wells Fargo Commercial Mortgage Trust 2015-C29

(Exact name of issuing entity)

Central Index Key Number of registrant:  0000850779

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0000740906

Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001592182

LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001624053

Argentic Real Estate Finance LLC (formerly known as Silverpeak Real Estate Finance LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001617874

Walker & Dunlop Commercial Property Funding I WF, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001577313

National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

New York	333-195164-09	38-3971602 38-3971603 38-3971604 38-7135387
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 214-5600

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On June 26, 2015, Wells Fargo Commercial Mortgage Securities, Inc. caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2015 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2015-C29 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C29, which represent, in the aggregate, the entire beneficial ownership in the Wells Fargo Commercial Mortgage Trust 2015-C29 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Brickyard Square” on Schedule I to the Pooling and Servicing Agreement (the “Brickyard Square Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Brickyard Square Whole Loan”) that includes the Brickyard Square Mortgage Loan and one or more pari passu companion loans which are not an asset of the Issuing Entity.  The Brickyard Square Whole Loan, including the Brickyard Square Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of May 1, 2015 (the “WFCM 2015-C28 PSA”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to the Wells Fargo Commercial Mortgage Trust 2015-C28 securitization transaction.  The Brickyard Square Mortgage Loan represented approximately 1.0% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 6.05 of the WFCM 2015-C28 PSA, and effective as of April 30, 2020, Midland Loan Services, a Division of PNC Bank, National Association was removed as special servicer and LNR Partners, LLC was appointed as the successor special servicer. A copy of the WFCM 2015-C28 PSA was filed as Exhibit 4.2 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on June 26, 2015. The principal executive offices of LNR Partners, LLC are located at 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

In the interest of transaction management, this Form 8-K is being filed to record that, effective as of April 30, 2020, the Brickyard Square Whole Loan will be specially serviced, if necessary, pursuant to the WFCM 2015-C28 PSA by LNR Partners, LLC.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Registrant)
Date: April 30, 2020
	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President